LOOMIS SAYLES CAPITAL INCOME FUND

LOOMIS SAYLES VALUE FUND

(together, the “Funds”)

Supplement dated September 12, 2014, to the Loomis Sayles Value Fund Statement of Additional Information dated February 1, 2014, and the Loomis Sayles Capital Income Fund Statement of Additional Information dated April 1, 2014 (together, the “Statements of Additional Information”), as may be revised or supplemented from time to time.

Effective immediately, Adam C. Liebhoff has joined the portfolio management team of the Funds.

The following information supplements the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of September 11, 2014, Adam C. Liebhoff managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by Mr. Liebhoff:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Adam C. Liebhoff	2	$2.4 billion	0	$0	0	$0	0	$0	5	$1.7 million	0	$0
(Loomis Sayles)

Portfolio Managers’ Ownership of Fund Shares

As of September 11, 2014, Mr. Liebhoff had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Adam C. Liebhoff	Loomis Sayles Capital Income Fund	D
	Loomis Sayles Value Fund	D

*A.	None	E.	$100,001 - $500,000
B.	$1 - 10,000	F.	$500,001 - $1,000,000
C.	$10,001 - $50,000	G.	over $1,000,000
D.	$50,001 - $100,000